                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
       6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                                 JACLYN, INC.
                 ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-
       6(i)(2) or Item 22(a)(2) of Schedule 14A.

[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________

4)  Proposed Maximum aggregate value of transaction:

_______________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1)  Amount Previously Paid:

_______________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________

(3)  Filing Party:

_______________________________________________________________________

(4)  Date Filed:

_______________________________________________________________________

                                 JACLYN, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders Of
 JACLYN, INC.

  PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of JACLYN, INC. (the "Company") will be held at the offices of the Company, 635 59th Street, West New York, New Jersey 07093, on Tuesday, December 3, 1996, at 9:30 o'clock a.m., prevailing local time, for the following purposes:

  1. To elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

  2.  To approve the Company's 1996 Non-Employee Director Stock Option Plan;

  3. To ratify the appointment of Deloitte & Touche LLP, independent auditors, to serve as the auditors of the Company for the fiscal year ending June 30, 1997; and

  4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

  Only stockholders of record at the close of business on October 25, 1996 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

  Your attention is called to the Proxy Statement on the following pages. We hope that you will attend the Annual Meeting. If you do not plan to attend, please complete, sign, date and mail the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                     By Order of the Board of Directors

                                         Jaclyn Hartstein
                                             Secretary
October 31, 1996

  THE BOARD OF DIRECTORS REQUESTS ALL STOCKHOLDERS TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                 JACLYN, INC.
                                635 59TH STREET
                        WEST NEW YORK, NEW JERSEY 07093

                               -----------------
                                PROXY STATEMENT
                               -----------------

  This Proxy Statement is being furnished to stockholders on or about October 31, 1996 in connection with the solicitation by the Board of Directors of Jaclyn, Inc. (the "Company") of proxies in the enclosed form for use at the Annual Meeting of Stockholders to be held on December 3, 1996 and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted with respect to all shares represented by it in accordance with the instructions, if any, given in such proxy. Any proxy may be revoked by the person giving the proxy by written notice received by the Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

  Only stockholders of record at the close of business on October 25, 1996 will be entitled to notice of and to vote at the Annual Meeting. On October 25, 1996, there were outstanding 2,691,405 shares of the Company's Common Stock, $1 par value per share ("Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote. The holders of a majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business.

  The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect directors. The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve the Company's 1996 Non-Employee Director Stock Option Plan (the "1996 Plan") and to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 1997.

                SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

  The following table sets forth information at October 25, 1996 with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, its only class of voting securities:

                                                AMOUNT AND
                                                NATURE OF              PERCENT
     NAME AND ADDRESS                           BENEFICIAL               OF
     OF BENEFICIAL OWNER                        OWNERSHIP*              CLASS
     -------------------                        ----------             -------
     Allan Ginsburg............................  217,586 (1)(2)(3)(4)    8.0%
      635 59th Street
      West New York, New Jersey 07093
     Robert Chestnov...........................  197,381 (1)(2)(3)(5)    7.2%
      635 59th Street
      West New York, New Jersey 07093

                                                AMOUNT AND
                                                NATURE OF              PERCENT
     NAME AND ADDRESS                           BENEFICIAL               OF
     OF BENEFICIAL OWNER                        OWNERSHIP*              CLASS
     -------------------                        ----------             -------
     Howard Ginsburg...........................  186,147 (1)(2)(3)(6)    6.8%
      635 59th Street
      West New York, New Jersey 07093
     Bonnie Sue Levy...........................  220,626 (1)(7)          8.2%
      635 59th Streett
      West New York, New Jersey 07093
     Jaclyn, Inc. Employee Stock...............  172,703                 6.4%
      Ownership Plan
      c/o Jaclyn, Inc.
      635 59th Street
      West New York, New Jersey 07093
     Dimensional Fund Advisors.................  183,773 (8)             6.8%
      1299 Ocean Avenue
      Santa Monica, California 90401

------------
  * Except as otherwise indicated below, each person listed above has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

(1) Such stockholder is a party, along with certain of his or her family members, trusts and custodianships for the benefit of such stockholder and his or her family members, and the Company, to a stockholders agreement, described below under the caption "Stockholders Agreement," which provides, among other things, that a committee of four of the signatory stockholders may direct the vote of the shares as to which such stockholder may have or share voting power. At October 25, 1996, 1,044,195 shares of Common Stock (38.8%) were subject to such stockholders agreement.

(2) Includes 22,654 shares of Common Stock owned by the Jaclyn, Inc. Employees' Pension Trust, of which Messrs. Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg are co-trustees, with respect to which each shares voting and investment power and with respect to which each disclaims beneficial ownership. See the table below under the caption "SECURITY OWNERSHIP OF MANAGEMENT" for certain information with respect to the beneficial ownership by Abe Ginsburg of Common Stock of the Company.

(3) Except as described in footnotes (4), (5) and (6) to this table and footnote (2) to the table below under the caption "SECURITY OWNERSHIP OF MANAGEMENT" with respect to Messrs. Allan Ginsburg, Robert Chestnov, Howard Ginsburg and Abe Ginsburg, respectively, excludes 172,703 shares of Common Stock owned by the Jaclyn, Inc. Employee Stock Ownership Plan, ("ESOP"), with respect to which Messrs. Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, as co-trustees, share investment power. If the 172,703 shares of Common Stock owned by the ESOP were included in the beneficial ownership of such individuals, Abe Ginsburg would be deemed to own 10.0% of the Company's Common Stock; Allan Ginsburg, 14.0%; Robert Chestnov, 13.2%; and Howard Ginsburg, 12.7%. Each disclaims beneficial ownership of such shares.

(4) Includes 39,307 shares of Common Stock which Allan Ginsburg has the right to acquire pursuant to presently exercisable stock options. Also includes 21,984 shares of Common Stock held of record by Mr. Ginsburg as custodian for his children, 10,769 shares owned by Mr. Ginsburg's wife and 2,609 shares owned by a charitable foundation of which Mr. Ginsburg serves as an officer and trustee, with respect to which Mr. Ginsburg shares voting and investment power. Mr. Ginsburg disclaims beneficial ownership of all of such shares. In addition, includes 9,109 shares allocated to Mr. Ginsburg's account under the ESOP.

(5) Includes 40,776 shares of Common Stock which Robert Chestnov has the right to acquire pursuant to presently exercisable stock options. Also includes 35,200 shares held of record by Mr. Chestnov as trustee of two trusts with respect to which he shares voting power and has sole investment power, 27,423 shares held of record by Mr. Chestnov as co-trustee of a trust with respect to which he shares voting and investment power and 3,500 shares owned by a charitable foundation of which Mr. Chestnov serves as an officer and director, with respect to which Mr. Chestnov shares voting and investment power. Mr. Chestnov disclaims beneficial ownership of the shares he holds as trustee, co-trustee and as officer and director of the charitable foundation. In addition, includes 372 shares of Common Stock owned by Mr. Chestnov's wife and 6,906 shares held of record by her as custodian for their children, with respect to which shares Mr. Chestnov disclaims beneficial ownership, and 9,109 shares allocated to Mr. Chestnov's account under the ESOP.

(6) Includes 39,307 shares of Common Stock which Howard Ginsburg has the right to acquire pursuant to presently exercisable stock options. Also includes 55,114 shares of Common Stock held of record by Mr. Howard Ginsburg as custodian for his children and 1,800 shares owned by his wife, with respect to all of which shares Mr. Ginsburg disclaims beneficial ownership. In addition, includes 9,109 shares allocated to Mr. Ginsburg's account under the ESOP.

(7) Includes 12,500 shares of Common Stock which Mrs. Levy has the right to acquire pursuant to presently exercisable stock options and 4,322 shares allocated to Mrs. Levy's account under the ESOP.

(8) Pursuant to a Schedule 13G, as amended, filed by Dimensional Fund Advisors Inc. ("DFA") with the Securities and Exchange Commission, DFA has indicated that all shares listed in the immediately preceding table opposite its name are owned by advisory clients of DFA, no one of which, to DFA's knowledge, owns more than 5% of the Company's Common Stock. DFA has indicated that it has sole dispositive power with respect to all such shares of Common Stock, that it has sole voting power with respect to 113,846 of such shares and that certain of its officers, who also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940, in their capacities as officers of the Fund and the Trust, vote 14,500 additional shares of Common Stock which are owned by the Fund and 55,427 shares of Common Stock which are owned by the Trust.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information at October 25, 1996 as to the ownership of shares of the Company's Common Stock, its only outstanding class of equity securities, with respect to (a) each director and nominee for director, (b) each executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION" below and (c) all directors and executive officers of the Company as a group (10 persons):

                                                           AMOUNT AND
                                                            NATURE OF    PERCENT
                                                           BENEFICIAL      OF
  NAME OF BENEFICIAL OWNER                                OWNERSHIP (1)   CLASS
  ------------------------                                -------------  -------
Abe Ginsburg.............................................    95,536 (2)    3.5%
Allan Ginsburg...........................................   217,586 (3)    8.0%
Robert Chestnov..........................................   197,381 (4)    7.2%
Howard Ginsburg..........................................   186,147 (5)    6.8%
Norman Seiden............................................       808          *
Martin Brody.............................................       387          *
Michael Singer...........................................        --         --
Richard Chestnov.........................................    46,273 (6)    1.7%
Anthony Christon.........................................    20,000 (7)      *
Bonnie Sue Levy..........................................   220,626 (8)    8.2%
All directors and executive officers as a group (10 per-
 sons)...................................................   889,359 (9)   31.3%

------------
  * Less than one (1%) percent.

(1) Except as otherwise indicated below, each person named above and each person in the group referred to above has sole voting and investment power with respect to shares indicated as beneficially owned by such person or group.

(2) Reference is made to footnotes (1), (2) and (3) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS". Includes 53,244 shares of Common Stock and 2,581 shares of Common Stock, respectively, owned by two charitable foundations in which Abe Ginsburg serves as an officer and director, with respect to which Mr. Ginsburg shares voting and investment power. Mr. Ginsburg disclaims beneficial ownership of such shares. Also includes 14,040 shares of Common Stock owned by Mr. Ginsburg's wife, with respect to which he disclaims beneficial ownership, and 385 shares allocated to Mr. Ginsburg's account under the ESOP.

(3) See footnotes (1), (2), (3) and (4) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Allan Ginsburg of Common Stock of the Company.

(4) See footnotes (1), (2), (3) and (5) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Robert Chestnov of Common Stock of the Company.

(5) See footnotes (1), (2), (3) and (6) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Howard Ginsburg of Common Stock of the Company.

(6) Richard Chestnov holds 27,423 of the shares set opposite his name as co-trustee of a trust, 3,500 of the shares set opposite his name as an officer and director of a charitable foundation, with respect to which, in each case, he shares voting and investment power, and 200 shares as custodian for his child. Mr. Chestnov disclaims beneficial ownership of such shares.

(7) These shares are issuable to Mr. Christon pursuant to presently exercisable stock options.

(8) See footnotes (1) and (7) to the table above under the caption "SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS" for certain information concerning the beneficial ownership by Bonnie Sue Levy of Common Stock of the Company.

(9) Reference is made to footnotes (2) through (8) above. Includes an aggregate of 151,890 shares of Common Stock which executive officers of the Company have the right to acquire pursuant to presently exercisable stock options and an aggregate of 32,034 shares of Common Stock allocated to the respective accounts of executive officers of the Company under the ESOP.

STOCKHOLDERS AGREEMENT.

  Messrs. Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, certain other family members, trusts and custodianships for the benefit of such individuals and family members, and the Company are parties to an amended and restated stockholders agreement dated as of July 30, 1996 ("Stockholders Agreement"). The Stockholders Agreement, among other things, entitles Messrs. Abe Ginsburg, Allan Ginsburg, Robert Chestnov and Howard Ginsburg, in their capacity as a stockholders' committee (in such capacity, collectively, the "Stockholders Committee"), acting by the vote of at least two-thirds, or by the unanimous written consent, of the members of the Stockholders Committee, for a period of ten years from the date of the Stockholders Agreement, to direct the voting of the shares of Common Stock with respect to which the signatory stockholders have or share, or may hereafter have or share, voting power with respect to all matters submitted to stockholders of the Company at any annual or special meeting of stockholders of the Company or pursuant to a written consent in lieu thereof. At October 25, 1996, the Stockholders Committee was entitled, pursuant to the Stockholders Agreement, to direct the vote as to 1,044,195 shares of Common Stock (38.8%).

                         ITEM 1: ELECTION OF DIRECTORS

NOMINEES FOR ELECTION.

  A Board of Directors consisting of seven directors is to be elected by stockholders at the Annual Meeting to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The number of directors currently comprising the entire Board of Directors is eight. However, Norman Seiden has informed the Board of Directors that he will not seek re-election to the Board and that, effective with the election of directors at the Annual Meeting, he will retire from the Board of Directors after 28 years of distinguished service to the Company. At such time, the number of directors comprising the entire Board of Directors will be reduced to seven.

  Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted for the election of the nominees named in the following table, all of whom are now directors of the Company. All nominees have consented to being named in this Proxy Statement and to serve if elected. While the Board of Directors has no reason to believe that any of those named will not be available as a candidate for election as a director of the Company, should such a situation arise, proxies may be voted for the election of the remaining named nominees and for such substitute nominee or nominees as the holders of the proxies may determine.

  Certain information with respect to each director is set forth below:

                                              DIRECTOR
  NAME                                    AGE  SINCE           PRINCIPAL OCCUPATION
  ----                                    --- --------         --------------------
NOMINEES:
Abe Ginsburg ...........................   79   1968   Chairman of the Executive Committee
                                                       of the  Company
Allan Ginsburg..........................   54   1968   Chairman of the Board of the Company
Robert Chestnov.........................   48   1981   President and Chief Executive
                                                       Officer of the  Company
Howard Ginsburg.........................   54   1981   Vice Chairman of the Board of of the
                                                        Company; President of the Company's
                                                        Shane Handbag Division
Martin Brody............................   75   1980   Private Investor
Michael Singer..........................   68   1981   Chairman of the Board and Chief
                                                       Executive  Officer of Kennington
                                                       Industries, Inc., a  corporation
                                                       engaged in forms, graphics  and
                                                       systems design
Richard Chestnov........................   51   1988   Partner of Chego International, an
                                                       apparel  importer
DIRECTOR WHOSE TERM OF OFFICE WILL
NOT CONTINUE AFTER THE ANNUAL
MEETING
----------------------------------
Norman Seiden...........................   71   1968   Vice President of Herrod
                                                        Construction Co., a construction
                                                        company

INFORMATION CONCERNING THE BOARD OF DIRECTORS.

  The business experience during the last five years of the directors of the Company is as follows:

  Abe Ginsburg has been Chairman of the Executive Committee of the Company since November 29, 1988.

  Allan Ginsburg has been Chairman of the Board of the Company since November 29, 1988.

  Robert Chestnov has been the President and Chief Executive Officer of the Company since November 29, 1988.

  Howard Ginsburg has been Vice Chairman of the Board of the Company since November 29, 1988 and has been President of the Company's Shane Handbag Division for more than the past five years.

  Norman Seiden has been Vice President of Herrod Construction Co., a construction company, since January 1996 and was its President for more than five years prior thereto.

  Martin Brody has been a private investor since his retirement on January 1, 1994. From April 1990 through December 1993, Mr. Brody was Vice Chairman of the Board of Restaurant Associates Corporation, the owner and operator of specialty restaurants, and was Chairman of its Board for more than five years prior thereto. Mr. Brody also serves as a director of a number of Smith Barney Shearson mutual funds.

  Michael Singer has been Chairman of the Board and Chief Executive Officer of Kennington Industries, Inc., a corporation engaged in forms, graphics and systems designs, for more that the past five years.

  Richard Chestnov has been a partner of Chego International, an apparel importer, for more than the past five years.

MEETINGS AND COMMITTEES.

  During the Company's fiscal year ended June 30, 1996 the Board of Directors held five meetings. Each director except Martin Brody and Norman Seiden attended at least 75% of the meetings of the Board of Directors, and of committees of the Board of Directors on which he served, during such fiscal year. Each director who is not an employee of the Company receives an annual fee of $12,000 for serving as a director. In addition, if stockholders approve the 1996 Plan, each non-employee director in office immediately after each annual meeting of stockholders, commencing with the Annual Meeting, and each non-employee director, on the date such person is first elected a director, will automatically be granted an option to purchase 2,000 shares of Common Stock. If stockholders do not approve the 1996 Plan, the 1996 Plan will terminate and will be of no force or effect. No options have yet been granted under the 1996 Plan. See "APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN" below. Employees who are directors receive no additional compensation for service on the Board of Directors.

  The Company does not have a nominating committee, the functions of which are performed by the Board of Directors, or a compensation committee, the functions of which are performed by the Company's Executive Committee and Stock Option Committee to the extent set forth below under the caption "Executive Committee and Stock Option Committee Report on Executive Compensation." The Executive Committee, whose members are Abe Ginsburg (Chairman), Allan Ginsburg, Robert Chestnov and Howard Ginsburg, meets informally throughout the Company's fiscal year. The Stock Option Committee held no meetings during the fiscal year ended June 30, 1996. The Company's Audit Committee, which met twice during the fiscal year ended June 30, 1996, consists of Messrs. Martin Brody, Norman Seiden, Michael Singer and Richard Chestnov. The Audit Committee recommends the appointment of independent auditors to audit the Company's consolidated financial statements and to perform professional services related to the audit, reviews with the independent auditors the scope and results of their audit, reviews and recommends the performance by the independent auditors of professional services in addition to those which are audit-related and considers the possible effect the performance of such services would have on the independence of the auditors, reviews with the independent auditors the Company's system of internal controls, and reviews with management and the independent auditors the annual certified financial statements.

EXECUTIVE OFFICERS.

  The executive officers of the Company are set forth in the table below. All executive officers are elected at the annual meeting or at interim meetings of the Board of Directors. No arrangement or understanding exists between any executive officer and any other person pursuant to which he or she was elected as an executive officer.

NAME                          AGE              POSITION AND PERIOD SERVED
----                          ---              --------------------------
Abe Ginsburg................   79 Chairman of the Executive Committee since November
                                  29, 1988
Allan Ginsburg..............   54 Chairman of the Board since November 29, 1988
Robert Chestnov.............   48 President and Chief Executive Officer since
                                  November 29, 1988
Howard Ginsburg.............   54 Vice Chairman of the Board since November 29, 1988
                                   and President of the Company's Shane Handbag
                                   Division for more than the past five years

NAME                          AGE              POSITION AND PERIOD SERVED
----                          ---              --------------------------
Bonnie Sue Levy.............   51 Vice President for more than the past five years;
                                   President of the Company's Aetna Kiddie Bag
                                   Division since April 1995 (Co-President from
                                   May 1994 to April 1995 and President for more than
                                   five years prior to May 1994)
Anthony Christon............   51 Chief Financial Officer since August 22, 1995
                                   (employed by the Company since May 1, 1995; for
                                   more than five years prior to 1995, Vice President
                                   and Controller of Calvin Klein Sport, Inc., an
                                   apparel manufacturer)

FAMILY RELATIONSHIPS.

  Abe Ginsburg, Chairman of the Executive Committee and a director of the Company, is the father of Howard Ginsburg, Vice Chairman of the Board and a director of the Company. Allan Ginsburg, Chairman of the Board and a director of the Company, is the brother of Bonnie Sue Levy, Vice President of the Company, is a nephew of Abe Ginsburg and is a first cousin of Howard Ginsburg. Robert Chestnov, President, Chief Executive Officer and a director of the Company, and Richard Chestnov, a director of the Company, are brothers.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

  The following table sets forth certain summary information concerning the compensation of the Company's chief executive officer and each of its four other most highly compensated executive officers:

                                                   LONG TERM COMPENSATION
                                                   ----------------------
                                    ANNUAL
                                 COMPENSATION              AWARDS
                               ------------------- ----------------------  ALL OTHER
  NAME AND PRINCIPAL            SALARY      BONUS        SECURITIES       COMPENSATION
  POSITION                YEAR   ($)         ($)   UNDERLYING OPTIONS (#)   ($) (1)
  ------------------      ---- --------    ------- ---------------------- ------------
Robert Chestnov,........  1996 $285,900    $75,000                          $15,052
 President and Chief Ex-
 ecutive Officer          1995  285,900                                      13,337
                          1994  280,600     50,000         16,161            27,582
Allan Ginsburg,.........  1996 $285,900    $75,000                          $ 8,627
 Chairman of the Board    1995  285,900                                      19,946
                          1994  280,600     50,000         14,692            29,146
Howard Ginsburg,........  1996 $285,900    $75,000                          $18,011
 Vice Chairman of the
 Board                    1995  285,900                                      22,356
                          1994  280,600     50,000         14,692            21,444
Anthony Christon,.......  1996 $178,405    $50,000                          $ 3,514
 Chief Financial Officer  1995   25,080(2)                 25,000
                          1994
Bonnie Sue Levy,........  1996 $179,405    $ 7,500                          $11,594
 Vice President           1995  192,010                                      13,190
                          1994  298,000                     5,000             6,515

------------
(1) Amounts in this column for the fiscal year ended June 30, 1996 include (i) premiums paid during fiscal 1996 by the Company for term life insurance for the benefit of certain of the named executive officers (Robert Chestnov--$3,360, Allan Ginsburg--$3,360, Howard Ginsburg--$3,360, Anthony Christon--$550 and Bonnie Sue Levy--$1,680), (ii) reimbursement during fiscal 1996 of medical and/or dental expenses under a supplemental medical and dental expense reimbursement program for executive officers and certain other employees of the Company (Robert Chestnov--$9,724, Allan Ginsburg--$3,299, Howard Ginsburg--$12,683, Anthony Christon--$2,964 and Bonnie Sue Levy--$7,950) and (iii) the value, as at June 30, 1996, of shares of Common Stock allocated to accounts of certain of the named executive officers under the ESOP during fiscal 1996 (Robert Chestnov-- $1,968, Allan Ginsburg--$1,968, Howard Ginsburg--$1,968 and Bonnie Sue Levy--$1,964).

(2) Includes amounts from May 1, 1995, when Mr. Christon's employment with the Company commenced.

STOCK OPTIONS.

  FISCAL YEAR END OPTION VALUES. The following table sets forth certain information concerning the number and value at June 30, 1996 of shares of Common Stock subject to unexercised options held by the executive officers named in the Summary Compensation Table. No stock options were granted to or exercised by such executive officers during the Company's fiscal year ended June 30, 1996.


                                         NUMBER OF SECURITIES      VALUE OF
                                        UNDERLYING UNEXERCISED   IN-THE-MONEY
                                               OPTIONS         OPTIONS AT FISCAL
                                        AT FISCAL YEAR END (#)   YEAR END ($)
                                        ---------------------- -----------------
                                             EXERCISABLE/        EXERCISABLE/
        NAME                                UNEXERCISABLE      UNEXERCISABLE (1)
        ----                            ---------------------- -----------------
      Robert Chestnov..................       16,161/--                --/--
      Allan Ginsburg...................       14,692/--                --/--
      Howard Ginsburg..................       14,692/--                --/--
      Anthony Christon.................       25,000/--            $3,125/--
      Bonnie Sue Levy..................        5,000/--                --/--

------------
(1) Based on the closing price on the American Stock Exchange on June 28, 1996 (the last trading day in fiscal 1996) of the shares of Common Stock subject to the stock options.

PENSION PLAN.

  The Company maintains a defined benefit pension plan entitled the "Jaclyn, Inc. Employees Pension Trust" (the "Pension Plan") which covers all non-union employees of the Company and certain of its subsidiaries who have attained age 21 and have completed at least six months of service to the Company. The following table sets forth the estimated annual benefit payable under the Pension Plan to an employee who retires at age 65 in 1996 at the remuneration and years-of-service classifications set forth in the table. The benefits do not take into account voluntary employee contributions, are not subject to any deduction for Social Security benefits and represent annual benefits payable for life with one hundred twenty (120) monthly payments guaranteed, commencing at age 65. The table gives effect to the limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on the accrual of benefits on compensation above certain levels (presently a maximum of $150,000).

                                                ASSUMED YEARS OF SERVICE
 ASSUMED ANNUAL                          ---------------------------------------
AVERAGE COMPENSATION                       15      20      25      30      35
--------------------                       --      --      --      --      --
  $100,000.............................. $14,250 $19,000 $23,750 $28,500 $33,250
  $125,000..............................  18,000  24,000  30,000  36,000  42,000
  $150,000 and greater..................  21,750  29,000  36,250  43,500  50,750

  Compensation under the Pension Plan includes all cash compensation subject to withholding (as reflected on each participant's Form W-2 as reported for the preceding year) plus salary deferral contributions made by the employee to the Jaclyn, Inc. Premium Payment Plan, excluding commissions, and, as to the individuals named in the table under the caption "EXECUTIVE COMPENSATION-- Summary Compensation Table," would be the amounts set forth opposite their respective names under the captions "Salary" and "Bonus" (subject, however, to the Code limitations referred to above). As of June 30, 1996, the following individuals had the number of years of credited service under the Pension Plan indicated after their names: Allan Ginsburg, 35; Robert Chestnov, 26; Howard Ginsburg, 35; Anthony Christon 1; and Bonnie Sue Levy, 21.

EXECUTIVE COMMITTEE AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION.

  The Company does not have a compensation committee. The Executive Committee of the Board of Directors determines compensation of the Company's executive officers. The Stock Option Committee is responsible for the grant of options to purchase shares of Common Stock under the Company's 1990 Stock Option Plan and for the administration of all stock option plans of the Company.

  The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses, in particular, are granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. The grant of stock options is intended to provide executives with a stake in the long-term success of the Company and to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the market price of Common Stock.

  The Executive Committee and the Stock Option Committee each consider a number of factors in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Historically, the Executive Committee has fostered the objective of equity and fairness by setting equal salaries and bonuses for the Company's Chairman of the Board, President and Vice-Chairman of the Board. Decisions by the Executive Committee and the Stock Option Committee are, however, primarily subjective. No specific corporate performance-related targets are formally used and no pre-determined weight is generally assigned to any of the factors mentioned above.

  The salary of Robert Chestnov, the Company's Chief Executive Officer, for the fiscal year ended June 30, 1996 was $285,900. Mr. Chestnov also received a bonus of $75,000. In determining not to increase Mr. Chestnov's salary rate for the fiscal year ended June 30, 1996, the Executive Committee primarily considered the Company's disappointing fiscal 1995 operating results and the restructuring program initiated in that fiscal year, each of which contributed to the Company's fiscal 1995 net loss. However, in granting Mr. Chestnov a bonus for fiscal 1996, the Executive Committee particularly noted the successful completion of the Company's restructuring program, as well as significantly improved fiscal 1996 operating results, including fiscal 1996 net earnings of $685,000 ($.25 per share) compared to a net loss in fiscal 1995. No stock options were granted to Mr. Chestnov or any other employee of the Company in fiscal 1996.

THE EXECUTIVE
COMMITTEE               THE STOCK OPTION COMMITTEE
-------------           --------------------------
Abe Ginsburg, Chairman  Abe Ginsburg
Allan Ginsburg          Norman Seiden
Robert Chestnov         Richard Chestnov
Howard Ginsburg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

  The members of the Company's Executive Committee are Abe Ginsburg, Chairman of the Executive Committee of the Company, Allan Ginsburg, Chairman of the Board of the Company, Robert Chestnov, President and Chief Executive Officer of the Company, and Howard Ginsburg, Vice Chairman of the Board of the Company. The members of the Stock Option Committee are Abe Ginsburg, Norman Seiden and Richard Chestnov.

  During the fiscal year ended June 30, 1996, the Company leased a warehouse located in North Bergen, New Jersey, under a lease which expired on June 30, 1996, at an annual rental payment of $250,300. The warehouse is owned by a partnership of which Allan Ginsburg and Howard Ginsburg, officers and directors of the Company, and Bernice Gailing and Jaclyn Hartstein, daughters of Abe Ginsburg, Chairman of the Executive Committee of the Company, are partners. The Company believes the terms of the lease were at least as favorable to the Company as those available from unaffiliated third parties.

PERFORMANCE GRAPH.

  The following graph compares the yearly percentage change in the cumulative total return on the Company's Common Stock for the five fiscal years ended June 30, 1996 with (i) Media General Financial Services' American Stock Exchange Market Value Index and (ii) a peer group of three companies, consisting of Sirco International Corp., Swank, Inc. and Fuqua Enterprises, Inc. (formerly known as Vista Resources, Inc.), which either compete with the Company in one of its product categories or are engaged in related industries. The comparison assumes an investment of $100 on July 1, 1991 in the Company and in each of the comparison groups and that all dividends were reinvested.


                     COMPARISON OF CUMULATIVE TOTAL RETURN


                             [GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN
        AMONG JACLYN INC., AMEX MARKET INDEX AND PEER GROUP INDEX

Measurement period
(Fiscal year Covered)   JACLYN, INC.    AMEX MARKET INDEX PEER GROUP INDEX
---------------------   ------------    ----------------- ----------------
Measurement PT -
06/30/91                $ 100           $ 100             $ 100

FYE 06/30/92            $ 118.94        $ 109.95          $ 152.63
FYE 06/30/93            $ 178.05        $ 120.21          $ 204.62
FYE 06/30/94            $ 204.14        $ 116.04          $ 200.95
FYE 06/30/95            $  91.87        $ 139.63          $ 194.2
FYE 06/30/96            $  71.81        $ 159.88          $ 255.29

                ITEM 2: APPROVAL OF 1996 NON-EMPLOYEE DIRECTOR
                               STOCK OPTION PLAN

  On May 14, 1996, the Board of Directors of the Company adopted, subject to stockholder approval, the 1996 Plan. The purpose of the 1996 Plan is to attract and retain the services of experienced and knowledgeable non-employee directors ("Non-Employee Directors") for the benefit of the Company and its stockholders and to provide additional incentive for such Non-Employee Directors to continue to work for the best interests of the Company and its stockholders through ownership of Common Stock.

  A copy of the 1996 Plan is set forth as Exhibit A to this Proxy Statement and the following discussion of the 1996 Plan is qualified in its entirety by reference thereto.

STOCK SUBJECT TO THE 1996 PLAN, ADMINISTRATION AND ELIGIBILITY.

  The maximum number of shares of Common Stock as to which options may be granted under the 1996 Plan is 100,000, subject to adjustment as discussed below under the caption "Adjustment of and Changes in Common Stock." Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto will again be available for grant under the 1996 Plan. The 1996 Plan is administered by the Board of Directors. Participation in the 1996 Plan is limited to Non-Employee Directors.

GRANT OF OPTIONS.

  The 1996 Plan provides for the grant following the Annual Meeting and following each subsequent annual meeting at which directors are elected of an option to each Non-Employee Director to purchase 2,000 shares of Common Stock. In addition, each person who first becomes a Non-Employee Director between annual meetings of stockholders will be granted, effective as of the date that such person becomes a Non-Employee Director, an option to purchase 2,000 shares of Common Stock. An employee director who ceases to be an employee, but remains a director, will not be considered a Non-Employee Director under the 1996 Plan unless and until such director is serving as a Non-Employee Director following the next annual meeting of stockholders at which directors are elected.

  No options have yet been granted under the 1996 Plan.

EXERCISE PRICE.

  The exercise price of each share granted under the 1996 Plan will be the fair market value of the Company's Common Stock subject to the option on the date of grant. Upon exercise of the option, the exercise price must be paid in full in cash or by check, with previously acquired shares of Common Stock, or a combination of the foregoing. The closing price of the Company's Common Stock on the American Stock Exchange on October 15, 1996 was $5.375 per share.

TERM OF OPTIONS.

  Each option will have a term of ten years, subject to earlier termination as provided in the 1996 Plan. Each option will be exercisable immediately as to the full number of shares subject to the option.

  In the event that an optionee ceases to serve on the Board of Directors for any reason (including as a result of not being re-elected to the Board), other than by reason of death or disability (as defined in the 1996 Plan), options held by the optionee may be exercised in whole or in part at any time within three months after such cessation of service, but in no event after the date on which the option would otherwise expire. However, if the Non-Employee Director's service on the Board is terminated for cause or without the consent of a majority of the remaining members of the Board, the Non-Employee Director's options will terminate immediately.

  If an optionee ceases to serve on the Board by reason of disability, options held by such optionee may be exercised in whole or in part at any time within one year after cessation of service on the Board, but in no event after the date on which the option would otherwise expire.

  If an optionee dies while serving on the Board, options held by such optionee may be exercised in whole or in part by the legatee or legatees of the optionee within one year after the date of such optionee's death, but in no event after the date on which the option would otherwise expire.

ADJUSTMENT OF AND CHANGES IN COMMON STOCK.

  In the event of any change in the Company's outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, merger in which the Company is the surviving corporation, reorganization or the like, the aggregate number of shares available for option under the 1996 Plan, the number and kind of shares subject to each outstanding option, and the exercise price thereof, will be adjusted by the Board in a manner similar to antidilution adjustments made under the Company's employee stock option plans.

MISCELLANEOUS.

  An option may not be transferred by a Non-Employee Director other than by will or by the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee. In addition, it is a condition to the exercise of any option that either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), is effective and current with respect to its underlying shares at the time of exercise of the option or (b) in the opinion of counsel to the Company, there is an exemption from registration under the Act for the issuance of shares of Common Stock upon such exercise. As a further condition to exercise of an option, the Company may require that the shares of Common Stock underlying such option or the 1996 Plan are listed for trading on any securities market on which the Company's Common Stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained.

DURATION AND AMENDMENT OF THE 1996 PLAN.

  No options may be granted under the 1996 Plan after May 13, 2006. Options outstanding on that date, however, shall in all respects continue subject to the 1996 Plan. The Board may amend, suspend or terminate the 1996 Plan at any time except that the Board may not without the approval of stockholders make any alteration or amendment which would change the class of eligible participants under the 1996 Plan or increase the total number of shares available for the grant of options thereunder (except for antidilution adjustments described above under the caption "Adjustment of and Changes in Common Stock").

FEDERAL INCOME TAX CONSEQUENCES.

  The following is a general summary of the federal income tax consequences under the Code as currently in effect with respect to options under the 1996 Plan.

  The optionee will not recognize any income for federal income tax purposes, and the Company will not be entitled to any deduction, upon the grant of an option.

  Generally, an optionee recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company generally will be entitled to a compensation deduction for Federal income tax purposes at the same time as, and in the same amount that, the option holder recognizes such income.

  When an optionee subsequently disposes of the shares of Common Stock received upon exercise of an option, the optionee will recognize long-term or short-term capital gain or loss (depending upon the holding period of the shares) in an amount equal to the difference between the sale price and the fair market value of the shares on the date of exercise of the option.

REQUIRED VOTE.

  The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote on this proposal is required to approve the 1996 Plan. The Board of Directors recommends that stockholders vote FOR approval of the 1996 Plan.

                         ITEM 3: SELECTION OF AUDITORS

  The Board of Directors has appointed Deloitte & Touche LLP, independent auditors, to audit the books and accounts of the Company for the fiscal year ending June 30, 1997. This firm is the successor to the firm of auditors which has audited the books of the Company or its predecessor since 1965. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if such representative desires to do so.

  The appointment of Deloitte & Touche LLP is subject to ratification by a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If the appointment of Deloitte & Touche LLP is not ratified by such stockholder vote, the Board of Directors will reconsider its action and select independent auditors without further stockholder action.

  The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors of the Company. Unless otherwise specified in the proxies, the shares represented by all proxies received will be voted FOR the appointment of Deloitte & Touche LLP.

                               OTHER INFORMATION

PROPOSALS FOR 1997 ANNUAL MEETING.

  Consistent with Securities and Exchange Commission regulations, stockholder proposals intended to be included in the proxy statement and form of proxy for the 1997 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 635 59th Street, West New York, New Jersey 07093, no later than July 4, 1997. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company.

GENERAL.

  The solicitation of proxies in the accompanying form will be made, at the Company's expense, primarily by mail and through brokerage and banking institutions. In addition, proxies may be solicited in person or by telephone, telecopier or telegraph, by officers, directors and regular employees of the Company. The Company will reimburse brokerage firms, nominees, fiduciaries and other custodians their reasonable expenses for forwarding the proxy material to beneficial owners and obtaining their instructions.

  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter are considered shares entitled to vote, and cast, with respect to that matter. Shares of Common Stock subject to broker non-votes with respect to any matter will not be considered as shares entitled to vote with respect to that matter.

  The Board of Directors is aware of no other matters that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

                                     By Order of the Board of Directors.

                                         Jaclyn Hartstein
                                             Secretary

October 31, 1996

                                                                      EXHIBIT A

                                 JACLYN, INC.

                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.PURPOSE OF THE PLAN

  The purpose of this 1996 Non-Employee Director Stock Option Plan (the "Plan") of JACLYN, INC., a Delaware corporation (the "Company"), is to make available shares of the Common Stock, $1.00 par value per share, of the Company (the "Common Stock") for purchase by directors who are not employees of the Company (the "Non-Employee Directors") and thus to attract and retain the services of experienced and knowledgeable Non-Employee Directors for the benefit of the Company and its stockholders and to provide additional incentive for such Non-Employee Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

2.STOCK SUBJECT TO THE PLAN

  Subject to the provisions of Article 10, the total number of shares of Common Stock for which options may be granted under the Plan shall be 100,000. Shares issued under the Plan may be either authorized but unissued shares or shares which shall have been purchased or acquired by the Company for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Non-Employee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire, be canceled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.ADMINISTRATION OF THE PLAN

  The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall, subject to the express provisions of the Plan, (a) grant options pursuant to the terms of the Plan; (b) have the power to interpret the Plan; (c) correct any defect, supply any omission or reconcile any inconsistency in the Plan; (d) prescribe, amend and rescind rules and regulations relating to, but not inconsistent with, the Plan; (e) determine the terms and provisions of the respective option agreements (which need not be identical); and (f) make determinations necessary or advisable for the administration of the Plan. The determination of the Board on the matters referred to in this Article 3 shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

4.OPTION GRANTS

  Each individual who is a Non-Employee Director immediately following the conclusion of the Company's 1996 Annual Meeting of Stockholders at which directors are elected shall, effective as of such date, be granted an option to purchase 2,000 shares of Common Stock. Each individual who subsequent thereto becomes a Non-Employee Director shall, effective as of the date such person becomes a Non-Employee Director, be granted an option to purchase 2,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors are elected which is held subsequent to the Company's 1996 Annual Meeting of Stockholders, each Non-Employee Director in office immediately following the conclusion of such meeting (whether or not elected at such meeting) shall, effective as of the date such meeting is held, be granted an option to purchase 2,000 shares of Common Stock; provided that an individual who becomes a Non-Employee Director for the first time at such a meeting of stockholders shall be granted only one option to purchase an aggregate of 2,000 shares of Common Stock under this sentence and the preceding sentence. A director who is an employee of the Company who ceases such relationship but remains a director shall not be deemed to become a Non-Employee Director unless and until he or she is serving as a Non-Employee Director immediately following the conclusion of the next annual meeting of stockholders at which directors are elected (whether or not such person is elected as a director at such meeting). In the event the remaining shares available for grant under the Plan are not sufficient to grant options to each such Non-Employee Director at any time, the number of shares subject to the options to be granted at such time shall be reduced proportionately.

5.EXERCISE PRICE

  The exercise price per share at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be equal to the fair market value of the Common Stock on the date an option is granted, but not less than the par value of the Common Stock. The fair market value of a share of the Common Stock on any day shall be (a) if actual sales price information is generally reported for the Common Stock on its principal market, the closing price, regular way, per share of the Common Stock on such day (or the last day of trade prior to such day if not traded on such day) as reported by such market or on a consolidated tape reflecting transactions on such market, (b) if actual sales price information is not generally reported for the Common Stock on its principal market, the mean between the highest bid and lowest asked prices per share for the Common Stock on such day (or the last day quoted prior to such day if not quoted on such day) as reported by on the National Association of Securities Dealers (including under its OTC Bulletin Board Service), National Quotation Bureau Incorporated or a similar organization, or (c) if neither of the above are applicable, the fair market value of the Common Stock shall be determined by the Board by any method not inconsistent with applicable regulations adopted by the Treasury Department relating to stock options.

6.TERM OF EACH OPTION

  The term of each option shall be ten years (the "Scheduled Expiration Date"), subject to earlier termination as provided in the Plan.

7.EXERCISE OF OPTIONS

  (a) Subject to the provisions of Article 9, each option granted under the Plan shall be fully exercisable at any time or times during its term. A Non-Employee Director purchasing less than the number of shares available to him or her in any period under the option may purchase any such unpurchased shares in any subsequent period of the option term.

  (b) The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). In no case may a fraction of a share be exercised, purchased or issued under the Plan.

  (c) The purchase price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or (ii) with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Article 5) equal to the aggregate exercise price of all options being exercised, or (iii) any combination of cash, certified check or shares of Common Stock. In addition, the Non-Employee Director shall pay to the Company in cash, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of the option.

  (d) An option (or any part thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office,
Attention: Chief Financial Officer, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor.

  (e) A Non-Employee Director entitled to receive shares of Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares; provided, that until such stock certificate is issued, any Non-Employee Director using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of stockholder with respect to such previously acquired shares.

  (f) Nothing in the Plan or in any option granted under the Plan shall confer on any Non-Employee Director any right to continue as a director of the Company.

8.NON-TRANSFERABILITY OF OPTIONS

  No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution by the Non-Employee Director or his or her legal representatives, and may be exercised during the Non-Employee Director's lifetime only by him or her. Except to such extent, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

9.TERMINATION OF SERVICES ON THE BOARD OF DIRECTORS

  (a) In the event that a Non-Employee Director to whom an option has been granted under the Plan shall cease to serve on the Board for any reason (including as a result of not being re-elected to the Board), other than by reason of his or her death or disability (as that term is defined in paragraph
(d) of this Article 9), such option may be exercised in whole or in part by the Non-Employee Director, at any time within three months after such cessation of service but not thereafter, and in no event after the Scheduled Expiration Date; provided, that if his or her service on the Board shall have been terminated for cause or if he or she resigns without the consent of a majority of the remaining members of the Board, his or her options shall terminate immediately.

  (b) If a Non-Employee Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, the option may be exercised in whole or in part by the Non-Employee Director at any time within one year after such cessation of service but not thereafter, and in no event after the Scheduled Expiration Date.

  (c) If a Non-Employee Director to whom an option has been granted under the Plan shall die while he or she is serving on the Board, such option may be exercised in whole or in part by the legatee or legatees of such option under the Non-Employee Director's last will, or by his or her personal representatives or distributees, within one year after the date of his or her death, but not thereafter, and in no event after the Scheduled Expiration Date.

  (d) For the purpose of this Article 9, "disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), as reasonably determined by the Board. The Non-Employee Director as to whom such determination is being made shall not participate in the Board's deliberation or vote in making such determination.

10.ADJUSTMENT OF AND CHANGES IN COMMON STOCK

  In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, spin-off, merger in which the Company is the surviving corporation, reorganization or the like, the aggregate number and kind of shares subject to the Plan, the number and kind of shares to be granted annually, and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board in a manner similar to the antidilution adjustments made under the Company's employee stock option plans. The Board's determination under this Article 10 shall be conclusive and binding on all parties.

11.COMPLIANCE WITH SECURITIES LAWS

  (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Securities Act"), with respect to its underlying shares shall be effective and current at the time of exercise of the option or (ii) in the opinion of counsel to the Company, there shall be an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to the Plan for issuance or for resale.

  (b) In connection with fulfilling the condition set forth in clause (a)(ii) of this Article 11, the Company may require a Non-Employee Director, as a condition to the exercise of an option, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Non-Employee Director for his or her own account, for investment only and not with a view to the resale or distribution thereof, all within the meaning of the Securities Act, and (ii) any subsequent resale or distribution of shares of Common Stock by such Non-Employee Director will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold at the time of sale or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Non-Employee Director shall, prior to any offer or sale or distribution of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares, as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

  (c) The Company may also require, as a further condition to the exercise of an option, in whole or in part, that the shares of Common Stock underlying such option or the Plan be specifically listed on the securities markets on which the Company's Common Stock is traded and be registered or qualified under any applicable state securities laws, and that the consent or approval of any governmental regulatory body, which the Company deems necessary or desirable as a condition to the exercise of such option or the issue of shares thereunder, shall have been effected or obtained free of any conditions requiring the Company to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12.AMENDMENT AND TERMINATION

  The Board may amend, suspend or terminate the Plan or any portion thereof at any time except that, to the extent required by applicable law, the Board may not, without the approval of the Company's stockholders, make any alteration or amendment which changes the class of eligible participants as determined in accordance with Articles 1 and 4 hereof, or increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof. No amendment shall adversely affect the rights under any then outstanding option without the consent of the holder thereof.

13.STOCK OPTION CONTRACTS

  Each option shall be evidenced by an appropriate contract which shall be duly executed by the Company and the Non-Employee Director, and shall contain such terms and conditions not inconsistent with the Plan as may be determined by the Board.

14.DUTIES OF THE COMPANY

  The Company shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Company in connection therewith.

15.EFFECTIVE PERIOD

  The Plan shall become effective on May 14, 1996, the date of its adoption by the Board of Directors; provided, that if the Plan is not approved within 12 months thereof by the favorable vote then required for such action under the Delaware General Corporation Law at a meeting to be held to consider such approval, the Plan will be null and void ab initio and of no further effect. No options may be granted under the Plan after May 13, 2006. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

JACLYN, INC.                                                               PROXY
________________________________________________________________________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned stockholder hereby appoints DAVID HARTSTEIN and LLOYD FRANK, and any one of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders of JACLYN, INC. (the "Company") to be held at the Company's executive offices, 635 59th Street, West New York, New Jersey 07093, on December 3, 1996 at 9:30 a.m., and at any adjournments thereof, with all powers the undersigned would possess if personally present, and the undersigned authorizes and instructs said proxies to vote as follows:

Item 1 - Election of the following nominees as directors:

     Abe Ginsburg, Allan Ginsburg, Robert Chestnov, Howard Ginsburg, Martin Brody, Michael Singer and Richard Chestnov. (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)


                    FOR  [ ]           WITHHOLD  [ ]

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

Item 2 -  Approval of the Company's 1996 Non-Employee Director Stock Option
          Plan.

               FOR  [ ]     AGAINST  [ ]       ABSTAIN  [ ]

Item 3 -  Ratification of Deloitte & Touche LLP as independent auditors.

               FOR  [ ]     AGAINST  [ ]       ABSTAIN  [ ]

Item 4 - In their discretion, upon any other matters as may properly come before the meeting.

                              Date_______________________________________

                              Signature__________________________________

                              Signature__________________________________


                              Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

                                      -2-